UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
October 7, 2015 (October 6, 2015)

DIVERSICARE HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective October 6, 2015 Diversicare Healthcare Services, Inc. (the “Company”) appointed Robert A. McCabe, Jr. as a new Director. Mr. McCabe was also appointed as a member of the Audit Committee. Mr. McCabe does not have any related party transactions with the Company. The following is a brief description of Mr. McCabe’s business experience:

Robert A. McCabe, Jr. has been Chairman of Pinnacle Financial Partners in Nashville, Tennessee since August 2000. He began his banking career with the former Park National Bank of Knoxville, Tennessee (“PNB”) and held numerous executive positions with PNB and its successor, First American National Bank. In 1994, Mr. McCabe was appointed vice chairman of First American Corporation. In March 1999, he was appointed by First American to manage all banking and non-banking operations, a position he held until First American's merger with AmSouth Bancorporation in October 1999. Mr. McCabe serves as a director and past chairman of Nashville Electric Service, a municipal electric distribution company and has served as a director of National Health Investors, Inc. since February 2001. Mr. McCabe was also a director of Goldleaf Financial Solutions, Inc. until its sale in 2009, a director of SSC Services of Knoxville, Tennessee until 2010 and a director of Sirrom Capital Corporation until 1999.

Mr. McCabe has been active in various civic organizations within his community, including Leadership Knoxville and Leadership Nashville. He was named the 2013 Laureate of Junior Achievement of Middle Tennessee’s Nashville Business Hall of Fame. Mr. McCabe is a member of the World Presidents’ Organization and Chief Executives Organization. Mr. McCabe graduated from the University of Tennessee - Knoxville, where he was a member of Sigma Chi fraternity. He was named a Significant Sig in 2007. Mr. McCabe serves on the boards of the Nashville Area Chamber of Commerce and the Nashville Downtown Partnership, where he chairs the development committee. He is past chairman of Cheekwood Botanical Gardens and Museum of Art and the Middle Tennessee Boy Scout Council and has served on the boards of the Nashville Symphony and Ensworth School.

A press release dated October 7, 2015 is attached to this Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number    Exhibit

99.1        Press release dated October 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ James R. McKnight, Jr.
James R. McKnight, Jr.
Chief Financial Officer

Date:    October 7, 2015